UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 19, 2005


                          CHINA WORLD TRADE CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                                    000-26119
                                   ----------
                            (Commission File Number)

                                   87-0629754
                                   ----------
                      (I.R.S. Employer Identification No.)

                   3rd Floor, Goldlion Digital Network Center
                           138 Tiyu Road East, Tianhe
                            Guangzhou, The PRC 510620
              ----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                               011-8620-3878-0286
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


          -----------------------------------------------------------
          Former Name or Former Address, if changed since last report


     This Current Report on Form 8-K is filed by China World Trade Corporation, a Nevada corporation (the "Registrant"), in connection with the matters described herein.

Item  8.01  Other  Events

The Registrant reports that a Complaint, dated December 10, 2004, styled as Kenneth P. Silverman, Esq., as Trustee for the Estate of Chief Executive Officers Clubs, Inc., Plaintiff vs. CEO Clubs China Limited, China World Trade Corporation, Simon Guo and J.P. Li, Defendants (the "Complaint"), was filed and has commenced an Adversary Proceeding relating to a bankruptcy case pending in the U.S. Bankruptcy Court for the Southern District of New York, captioned as In
Re: Chief Executive Officers Clubs, Inc., Debtor. The Complaint, a copy of which is attached hereto as Exhibit 10.1, alleges, among other things, that certain assets of the Chief Executive Officers Clubs, Inc. bankruptcy estate were transferred to the Registrant in violation of Section 549 of the Bankruptcy Code. It requests that the Bankruptcy Court order, among other things, a return of such assets by the Registrant and/or seeks a judgment against the Registrant in the amount of not less than $480,000.00.

As previously disclosed in its filings under the Securities Exchange Act of 1934, as amended, the Registrant, on May 7, 2004, acquired 51% of the outstanding capital stock of CEO Clubs China Limited, a Hong Kong corporation ("CEO Clubs China"), through one of its wholly-owned subsidiaries, for a total consideration of cash and shares of common stock of the Registrant amounting to US$480,000. CEO Clubs China is an authorized chapter to operate under the "CEO Clubs" trademarks in the Greater China region, including the Peoples' Republic of China, Hong Kong and Taiwan.

The Registrant is in the process of engaging counsel admitted to practice in the U.S. Bankruptcy Court for the Southern District of New York, and intends to vigorously defend the Adversary Proceeding and contest the allegations which are contained in the Complaint.

The Registrant's counsel was first served with the Complaint on January 19, 2005.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA  WORLD  TRADE  CORPORATION

By: /s/ Chi  Hung  Tsang
    --------------------
    Chi  Hung  Tsang
    President


Date:  January  21,  2005



                             EXHIBIT INDEX


Exh.  No.                    Description  of  Exhibit
--------                     ------------------------


10.1                        Complaint,  dated  December  10,  2004